UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549







                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: January 19, 1998



                           QUALITY SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)



       California                      2-23128                   77-0199189
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                    File Number)           Identification No.)



                                851 Martin Avenue
                              Santa Clara, CA 95050
          (Address of principal executive offices) (including Zip code)
                                                            (408) 450-8000
              (Registrant's telephone number, including area code)



                             Exhibit Index on page 3

Item 5.  Other Events

     On January 13, 1998, Quality Semiconductor, Inc., a California corporation (the "Company") announced that David Sear, 53, has been named Executive Vice President and Chief Operating Officer. Further details of this announcement are contained in the Company's press release dated January 13, 1998 attached as an exhibit hereto and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits

Exhibit 10.19 Change of Control Agreement effective August 28, 1997 between the Company and employees.

Exhibit 99        Quality Semiconductor, Inc. Press Release dated
                  January 13, 1998

                           QUALITY SEMICONDUCTOR, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX



Exhibit No.                                          Exhibit

10.19 Change of Control Agreement effective August 28, 1997 between theCompany and employees.

99              Quality Semiconductor, Inc. Press Release dated January 13, 1998

                                                                   Exhibit 10.19
                           CHANGE OF CONTROL AGREEMENT

     This Change of Control Agreement (the "Agreement") is made and entered into effective as of August 28, 1997, by and among the employees signing this Agreement (each an "Employee and, collectively, the "Employees") and Quality Semiconductor, Inc., a California corporation (the "Company"). RECITALS

     A. It is expected that another company or other entity may from time to time consider the possibility of acquiring the Company or that a change in control may otherwise occur, with or without the approval of the Company's Board of Directors (the "Board"). The Board recognizes that such consideration can be a distraction to the Employees and can cause the Employees to consider alternative employment opportunities. The Board has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication and objectivity of the Employees, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company.

     B. The Board believes that it is in the best interests of the Company and its shareholders to provide the Employees with an incentive to continue their employment with the Company.

     C. The Board believes that it is imperative to provide the Employees with certain benefits upon a Change of Control and, under certain circumstances, upon termination of the Employees' employment in connection with a Change of Control, which benefits are intended to provide the Employees with financial security and provide sufficient income and encouragement to the Employees to remain with the Company notwithstanding the possibility of a Change of Control.

     D. To accomplish the foregoing objectives, the Board of Directors has directed the Company, upon execution of this Agreement by the Employees, to agree to the terms provided in this Agreement.

     E. Certain capitalized terms used in the Agreement are defined in Section 4 below.

     In  consideration  of  the  mutual  covenants  herein  contained,   and  in
consideration of the continuing employment of Employees by the Company, the parties agree as follows:

     1. At-Will Employment. The Company and each of the Employees acknowledge that his or her employment is and shall continue to be at-will, as defined under applicable law. If any Employee's employment terminates for any reason, including (without limitation) any termination prior to a Change of Control, such Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided by this Agreement, the terms of certain Board resolutions and agreements issued to the Employee with respect to the grant of stock options for the Company's securities (as described in Section 2 below) and the Company's established employee plans and written policies at the time of termination. The terms of this Agreement shall terminate upon the date that all obligations of the parties hereunder have been satisfied. A termination of the terms of this Agreement pursuant to the preceding sentence shall be effective for all purposes, except that such termination shall not affect the payment or provision of compensation or benefits on account of a termination of employment occurring prior to the termination of the terms of this Agreement.

     2. Restricted Stock and Stock Options. Subject to Section 6 below, in the event of a Change of Control and regardless of whether an Employee's employment with the Company is terminated in connection with the Change of Control, the vesting schedule for each unvested share of Common Stock or option to purchase Common Stock held by such Employee (collectively referred to as the "Shares") shall be accelerated by two (2) years. Thereafter, so long as Employee remains employed by the Company (or a successor Corporation), the remaining Shares that have not otherwise vested as of the Change of Control shall vest over the remaining vesting term applicable to the Shares. Each stock option shall be exercisable to the extent so vested in accordance with the provisions of the option agreement and Plan pursuant to which such option was granted and each share of restricted stock shall be freely transferable to the extent so vested in accordance with the provisions of the agreement pursuant to which such stock was purchased by Employee.

     3. Change of Control.

     (a) Termination Following A Change of Control. If an Employee's employment with the Company is terminated at any time within one (1) year after a Change of Control, then such Employee shall be entitled to receive severance benefits as follows:

     (i) Voluntary Resignation. If the Employee voluntarily resigns from the Company (other than as an Involuntary Termination (as defined below) or if the Company terminates the Employee's employment for Cause (as defined below)), then the Employee shall not be entitled to receive severance payments. The Employee's benefits will be terminated under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination or as otherwise determined by the Board of Directors of the Company.

     (ii) Involuntary Termination. If the Employee's employment is terminated as a result of an Involuntary Termination other than for Cause, the Employee shall be entitled to receive the following benefits: (i) a lump sum severance payment consisting of (a) twelve (12) months (the "Severance Period") of the monthly salary which the Employee was receiving immediately prior to the Change of Control and (b) the Employee's "target bonus" prorated over the Severance Period, with such payment being made on the termination date; (ii) a prorated amount of the Employee's "target bonus" for the fiscal year in which the termination occurs (or for the prior fiscal year if a target bonus has not yet been determined for the fiscal year in which the termination occurs), calculated based on the number of months during such fiscal year in which the Employee was employed by the Company (or a successor corporation), with such payment being made on the termination date; (iii) continuation of all benefits through the end of the Severance Period substantially identical to those to which the Employee was entitled immediately prior to the Change of Control; and (iv) outplacement services with a total value not to exceed $15,000. For purposes of this Agreement, the term "target bonus" shall mean that percentage of the Employee's base salary that is prescribed by the Company under its Management Bonus Program as the percentage of such base salary payable to the Employee as a bonus if the Company pays bonuses at one-hundred percent (100%) of its operating plan.

     (iii) Involuntary Termination for Cause. If the Employee's employment is terminated for Cause, then the Employee shall not be entitled to receive severance payments. The Employee's benefits will be terminated under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination.

     (b) Termination Apart from Change of Control. In the event the Employee's employment terminates for any reason, either prior to the occurrence of a Change of Control or after the one year period following the effective date of a Change of Control, then the Employee shall not be entitled to receive any severance payments under this Agreement. The Employee's benefits will be terminated under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination or as otherwise determined by the Board of Directors of the Company.

     4. Definition of Terms. The following terms referred to in this Agreement shall have the following meanings:

     (a) Change of Control. "Change of Control" shall mean the occurrence of any of the following events:

     (i) Ownership. Any "Person" (as such term is used in Sections 13(d) and 14(d) of the --------- Securities Exchange Act of 1934, as amended) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty-one percent (51%) or more of the total voting power represented by the Company's then outstanding voting securities without the approval of the Board of Directors of the Company;

     (ii) Merger/Sale of Assets. A merger or consolidation of the Company whether or not approved by the Board of Directors of the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

     (iii) Sale of Assets; Liquidation. An agreement for the sale or disposition by the Company of all or substantially all of the Company's assets or the shareholders of the Company approve a plan of complete liquidation of the Company in connection with an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (iv) Change in Board Composition. A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date of this Agreement or
(B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

     (b) Cause. "Cause" shall mean (i) gross negligence or willful misconduct in the performance of an Employee's duties to the Company where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the Company or its subsidiaries, (ii) repeated unexplained or unjustified absence from the Company, (iii) a material and willful violation of any federal or state law; (iv) commission of any act of fraud with respect to the Company; or (v) conviction of a felony or a crime involving moral turpitude causing material harm to the standing and reputation of the Company, in each case as determined in good faith by the Board of Directors of the Company.

     (c) Involuntary Termination. "Involuntary Termination" shall include any termination by the Company other than for Cause and an Employee's voluntary termination, upon 30 days prior written notice to the Company, following (i) a material reduction or change in job duties, responsibilities and requirements inconsistent with an Employee's position with the Company and the Employee's prior duties, responsibilities and requirements; (ii) any reduction of an Employee's base compensation or target bonus (other than in connection with a general decrease for most officers of the successor corporation); or (iii) an Employee's refusal to relocate to a facility or location more than 50 miles from the Company's current location.

     5. Tax Liability on Payments. To the extent that any of the payments or benefits provided for in this Agreement to an Employee constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and would be subject to the excise tax imposed by
Section 4999 of the Code, the Company will pay the Employee an amount equal to such excise tax; provided, however, that the Employee will be responsible for paying any and all income taxes owed by him or her as a result of receipt of such payment from the Company and the Company will not be further obligated to gross up Employee's payments and/or benefits to offset such income tax obligation.

     6. Certain Business Combinations. In the event it is determined by the Board, upon receipt of a written opinion of the Company's independent auditors, that the enforcement of any agreement between an Employee and the Company which allows for the acceleration of vesting of stock and/or stock options granted for the Company's securities upon the effective date of a Change of Control, would preclude accounting for any proposed business combination of the Company involving a Change of Control as a pooling of interests, and the Board otherwise desires to approve such a proposed business transaction which requires as a condition to the closing of such transaction that it be accounted for as a pooling of interests, then any such Section of this Agreement shall be null and void. For purposes of this Section 6, the Board's determination shall require the unanimous approval of the non-employee Board members.

     7. Successors. Any successor to the Company (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of the Employees' rights hereunder shall inure to the benefit of, and be enforceable by, each Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     8. Notice. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. Mailed notices to any Employee shall be addressed to such Employee at the home address which the Employee most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

     9. Miscellaneous Provisions.

     (a) No Duty to Mitigate. The Employees shall not be required to mitigate the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that any Employee may receive from any other source.

     (b) Waiver. No provision of this Agreement shall be modified, waived or discharged as to an Employee unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

     (c) Whole Agreement. No agreements, representations or understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement supersedes any agreement of the same title and concerning similar subject matter dated prior to the date of this Agreement, and by execution of this Agreement both parties agree that any such predecessor agreement shall be deemed null and void.

     (d)  Choice  of  Law.  The  validity,   interpretation,   construction  and
performance of this Agreement shall be governed by the laws of the State of California without reference to conflict of laws provisions.

     (e) Severability. If any term or provision of this Agreement or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or unenforceable, and a suitable and equitable term or provision shall be substituted therefor to carry out, insofar as may be valid and enforceable, the intent and purpose of the invalid or unenforceable term or provision.

     (f) Arbitration. Any dispute or controversy arising under or in connection with this Agreement may be settled at the option of either party by binding arbitration in the County of Santa Clara, California, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Punitive damages shall not be awarded.

     (g) Legal Fees and Expenses. The parties shall each bear their own expenses, legal fees and other fees incurred in connection with this Agreement.

     (h) No Assignment of Benefits. The rights of any person to payments or benefits under this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including

(without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any action in violation of this subsection (h) shall be void.

     (i) Employment Taxes. All payments made pursuant to this Agreement will be subject to withholding of applicable income and employment taxes.

     (j) Assignment by Company. The Company may assign its rights under this Agreement to an affiliate, and an affiliate may assign its rights under this Agreement to another affiliate of the Company or to the Company; provided, however, that no assignment shall be made if the net worth of the assignee is less than the net worth of the Company at the time of assignment. In the case of any such assignment, the term "Company" when used in a section of this Agreement shall mean the corporation that actually employs the Employee.

     (k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.


                            [Signature pages follow]

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


QUALITY SEMICONDUCTOR, INC.                 EMPLOYEE



By: _____________________________           _____________________________

Title: __________________________

                                                                      Exhibit 99

                                           For more information contact:

                                           R. Paul Gupta
                                           President and Chief Executive Officer
                                           Quality Semiconductor, Inc.
                                           (408) 450-8000

                                           Morgen-Walke Associates, Inc.
                                           Doug Sherk, Carolyn Bass, Jim Byers
                                           (415) 296-7383
                                           Vince Daniels, Josh Passman
                                           (212) 850-5698
FOR IMMEDIATE RELEASE

               QUALITY SEMICONDUCTOR NAMES CHIEF OPERATING OFFICER

     SANTA CLARA, CA -- (January 13, 1998) -- Quality Semiconductor, Inc. (Nasdaq:QUAL) today announced that David Sear, 53, has been named Executive Vice President and Chief Operating Officer. Dr. Sear was previously President and Chief Executive Officer of Integrated Circuit Systems, Inc., a leader in the ethernet transceiver market.

     Dr. Sear brings extensive operational, engineering, manufacturing, and sales and marketing experience gained during his 22 year career in the semiconductor industry. Prior to joining Integrated Circuit Systems, Dr. Sear was President and Chief Operating Officer of Catalyst Semiconductor, and held a number of senior management positions with Fujitsu Microelectronics, ICI Array Technology, Perex, Advanced Micro Devices, and American Microsystems Inc. Dr. Sear has a Ph.D. in solid state physics from the University of London, England.

     "David brings years of solid experience and success in all aspects of engineering, manufacturing, process technology development, business development and operations," stated R. Paul Gupta, the Company's President and Chief Executive Officer. "We believe his extensive background within the semiconductor industry, particularly in the networking arena, will be of tremendous benefit to Quality as we pursue our objectives in the coming year."

     Quality Semiconductor, Inc. designs, develops and markets high-performance logic as well as networking and clock management products. The Company targets systems manufacturers principally in the networking, computer and communications markets. The Company's products include the 3.3-volt and 5-volt FCT and LCX families of high speed, low noise interface logic devices, the QuickSwitch family of high speed, low resistance bus switches, a family of low skew clock management products, a family of analog switch devices and new JTAG products designed to allow board-level testing of complex products. Quality Semiconductor's networking products include two Fast Ethernet CMOS transceivers that provide high integration solutions for the adapter, repeater, switch and card bus markets.

                                   SIGNATURES

     Pursuant the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           QUALITY SEMICONDUCTOR, INC.



Date: January 19, 1998                      By: /s/ Richard A. Bottomley
                                               ------------------------------
                                                Richard A. Bottomley
                                                Acting, Chief Financial Officer